Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Digitiliti, Inc. (the “Registrant”) on Form 10-K for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, Roy A. Bauer, President and CEO, and William McDonald, CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 14, 2011	By:	/s/ Roy A. Bauer
Roy A. Bauer, CEO and President

Date: April 14, 2011	By:	/s/ William McDonald
William McDonald, CFO